FAIR VALUE MEASUREMENT	12 Months Ended
Dec. 31, 2017
FAIR VALUE MEASUREMENT
FAIR VALUE MEASUREMENT

13.FAIR VALUE MEASUREMENT

Measured or disclosed at fair value on a recurring basis

The Group measured its financial assets and liabilities, including cash equivalents, term deposits, restricted cash, accounts receivable, amounts due from related parties, other receivables and other payables on a recurring basis as of December 31, 2016 and 2017. Cash and cash equivalents, term deposits and restricted cash are classified within Level 1 of the fair value hierarchy because they are valued based on the quoted market price in an active market.

The carrying amounts of accounts receivables and amounts due from related parties approximate their fair values due to their short-term maturity.

Measured or disclosed at fair value on a non-recurring basis

The Group measures goodwill at fair value on a non-recurring basis when it is annually evaluated or whenever events or changes in circumstances indicate that carrying amount of a reporting unit exceeds its fair value as a result of the impairment assessments. The Group measures the purchase price allocation at fair value on a non-recurring basis as of the acquisition dates. The Group continually reviews its long-term investments to determine whether a decline in fair value to below the carrying value is other-than-temporary. The primary factors the Group considers in its determination are the duration and severity of the decline in fair value; the financial condition, operating performance and the prospects of the equity investee; and other company specific information such as recent financing rounds. If the decline in fair value is deemed to be other-than-temporary, the carrying value of the equity investee is written down to fair value.